                                                                     EXHIBIT 2.2

                FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

         THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "First Amendment") is made effective as of the 29th day of September, 2004, by and between Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, Essex Rosebeach Apartments, L.P., a California limited partnership, Essex Andover Park Apartments, L.P., a California limited partnership, Essex Rivermark Apartments, L.P., a California limited partnership, Essex Arboretum Apartments, L.P., a California limited partnership, Essex Ocean Villa Apartments, L.P., a California limited partnership, Essex Carlsbad Apartments, L.P., a California limited partnership, Essex San Dimas Bonita Apartments, L.P., a California limited partnership, Essex San Dimas Canyon Apartments, L.P., a California limited partnership, Essex Huntington Beach Apartments, L.P., a California limited partnership, Essex Villa Venetia Apartments, L.P., a California limited partnership, Newport Beach North LLC, a Delaware limited liability company, Newport Beach South LLC, a Delaware limited liability company, and Essex Woodland Apartments, L.P., a California limited partnership (each such entity being known individually as "Seller" and collectively all such entities shall hereinafter be known as "Sellers"), and United Dominion Realty, L.P., a Delaware limited partnership (together with its successors and permitted assigns, "Buyer").

                                    RECITALS

         A. Sellers and Purchaser are parties to that certain Agreement of Purchase and Sale dated as of August 13, 2004 (the "Agreement"), whereby the Sellers have agreed to sell and the Purchasers have agreed to purchase certain real and personal property located in the states of California and Oregon and more particularly described therein.

         B. Sellers and Purchaser desires to modify the Agreement to, among other things, provide for expedited Closing with respect to certain of the Properties, as more fully set forth herein.

         C. Defined terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser agree as follows:

         1.1  Bifurcation of Initial Closing Date.

              (a) Notwithstanding any contrary provisions of the Agreement, including, without limitation, Sections 2.4 and 5.2(a) thereof, Sellers and Purchaser have agreed to that the Closing of the Properties listed on Exhibit "A" attached hereto (the "Early Closing Properties") shall occur on September 30, 2004 (the "Early Closing Date").

              (b) In furtherance of the provisions of Section 1.1(a) above, all references in the Agreement to the "Initial Closing Date", other than the references in Section 2.2(a)(i) of the Agreement, shall hereafter be deemed to refer to the Early Closing Date to the extent such references apply to the Early Closing Properties. Without limiting the generality of the foregoing:

                  (i) The Initial Closing Deposit shall continue to be applied at the Initial Closing Date in accordance with Section 2.2(a)(i) of the Agreement.

                  (ii) Notwithstanding the provisions of Section 2.3(a) of the Agreement, with respect to the Early Closing and the Early Closing Properties only, not later than one (1) day prior to the Initial Closing, Buyer shall deposit with Escrow Holder in good, "same-day" funds at par an amount equal to the sum of the Purchase Prices allocated to the Early Closing Properties, together with any and all amounts, if any, necessary to pay any and all prorations and/or expenses to be paid by Buyer under the terms of this Agreement with respect to the Early Closing Properties (including any amounts of any nature and related expenses payable under the loan documents relating to any Repayment Loans encumbering such Properties, which Escrow Holder shall cause to be paid to such Lender), less (i) any prorations or other amounts to be credited to Buyer under the terms of this Agreement with respect to such Properties, and (ii) the then current principal balance of the Assumed Loans encumbering such Properties. Nothing herein shall be construed as limiting the provisions of Section 2.3(a)(i) of the Agreement as it applies to the remaining Properties to be included in the Initial Closing.

                  (iii) Notwithstanding the provisions of Section 2.4 of the Agreement, the parties acknowledge and agree that it is the intention of the parties that all of the Properties, other than the Coronado South Property and the Rivermark Property (which shall be sold and purchased upon satisfaction of the conditions set forth in Sections 5.8(b) and 5.8(c) of the Agreement, respectively) be purchased and sold simultaneously on the Early Closing Date (in the case of the Early Closing Properties) and on the Initial Closing Date (with respect to the remaining Properties) and that the same is a condition precedent to the parties obligations under this Agreement, except as expressly provided otherwise in the Agreement (including in Sections 2.5(b), 3.3, 4.2 and 5.8 and Article VI of the Agreement). The Closing of the Properties, other than the Coronado South Property, the Rivermark Property, any Deferred Property, any Property with respect to which Buyer's obligation to purchase is terminated in accordance with the express provisions of the Agreement (including in Sections 3.3, 4.2 and 5.8 and Article VI of the Agreement), shall continue to be referred to herein and in the Agreement as the "Initial Closing."

                  (iv) Notwithstanding the provisions of Section 8.1(f), the number of Vacant Units in each of the Early Closing Properties shall be determined on the day prior to the Early Closing Date.

                  (v) Except as set forth in the immediately preceding provisions of this Section 1.1, all references in the Agreement to the Initial Closing Date shall remain unchanged.

              (c) Except as set forth in Section 1.1(a) above, the Closing Dates for all Properties other than the Early Closing Properties (as defined hereinabove) shall remain unchanged. Specifically, the Closings of the remaining Properties, other than any



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


         Property for which the Closing is deferred in accordance with Sections 2.5(b) or 3.3 or Article VI of the Agreement, the Coronado South Property and the Rivermark Property, shall occur on the Initial Closing Date as set forth in Section 5.2(a) of the Agreement. The Closings of any Property for which the Closing is deferred in accordance with Sections 2.5(b) or 3.3 or Article VI of the Agreement, the Coronado South Property and the Rivermark Property shall occur on the dates set forth in Sections 5.2(b), 5.2(c) and 5.2(d) of the Agreement, respectively.

         1.2 Delivery of Rivermark and Coronado Management Agreements. Notwithstanding the provisions of Sections 5.3(a) and 5.3(b) of the Agreement, Sellers and Buyer agree that on October 22, 2004 (the "Management Effective Date"), the Sellers of the Coronado South Property and the Rivermark Property, and Buyer (or its nominee) shall deliver to one another duly executed counterparts to the Management Agreements, and that the Management Agreements shall become effective as of the Management Effective Date. Notwithstanding the provisions of Section 5.10 of the Agreement, not less than ten (10) days prior to the Management Effective Date, Buyer and the Seller of the Rivermark Property shall meet and agree upon the amount of the "Working Capital Reserve" and the "Budget" described in the Management Agreement for the Rivermark Property.

         1.3 Kelvin Property. Sellers and Buyer acknowledge that Buyer has elected not to acquire the Kelvin Property pursuant to Section 4.2 of the Agreement, and Essex Kelvin Apartments, L.P. is no longer a "Seller" under the Agreement.

         1.4 Section 1031 Exchanges; Nominee for the Crest. Sellers acknowledge that Buyer has elected to complete one or more like-kind exchanges within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, with respect to some or all of the Properties (including the Early Closing Properties). Sellers agree to reasonably cooperate with Buyer in facilitating such exchanges, including, without limitation, by causing the Grant Deeds and other conveyance documents required to be delivered pursuant to the Agreement to name certain nominees or exchange trusts as the grantees and assignees thereunder; provided, however, that Seller shall not be required to incur any liability or out-of-pocket expense in connection with such exchange. Sellers also acknowledge that Buyer has designated UDR the Crest, L.P. to take title to the Property known as "The Crest at Phillips Ranch." Such designation shall not relieve Buyer of its liability under the Agreement.

         1.5 No Other Modifications. Except as set forth in this Amendment, all other terms and provisions of the Agreement shall remain unmodified hereby. The Agreement, as modified herein, is hereby incorporated herein in its entirety and a part hereof, and Sellers and Buyer hereby ratify the Agreement (as amended hereby) and agree and acknowledge that the Agreement is in full force and effect.

         1.6 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon Sellers and Buyer upon each party's delivery via telefacsimile of executed counterparts of the signature page taken from identical counterparts of this Amendment.


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


         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

                             BUYER:

                             United Dominion Realty, L.P., a Delaware limited partnership

                             By: United Dominion Realty Trust, Inc., a Maryland corporation, its General Partner

                                  By:  /s/ W. Mark Wallis
                                     -------------------------------------------
                                     W. Mark Wallis
                                     Senior Executive Vice President












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                                       S-1

                                    SELLERS:

                                    ESSEX THE CREST, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President



                                    ESSEX EL ENCANTO APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President



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                                      S-2

                                    ESSEX HUNT CLUB APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President


                                    ESSEX ROSEBEACH APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President




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                                      S-3

                                    ESSEX ANDOVER PARK APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President










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                                      S-4

                                    ESSEX RIVERMARK APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President


                                    ESSEX ARBORETUM APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President





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                                      S-5

                                    ESSEX OCEAN VILLA APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President


                                    ESSEX CARLSBAD APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President





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                                      S-6

                                    ESSEX SAN DIMAS BONITA APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President


                                    ESSEX SAN DIMAS CANYON APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President



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                                      S-7

                                    ESSEX HUNTINGTON BEACH APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President


                                    ESSEX VILLA VENETIA APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President


                                    NEWPORT BEACH NORTH, LLC

                                    By:  Newport Beach North, Inc.,
                                         its managing member


                                         By:  /s/ Jordan E. Ritter
                                            ------------------------------------
                                         Its: Senior Vice President


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                                      S-8

                                    NEWPORT BEACH SOUTH, LLC

                                    By:  Newport Beach South, Inc.,
                                         its managing member


                                         By:  /s/ Jordan E. Ritter
                                            ------------------------------------
                                         Its: Senior Vice President


                                    ESSEX WOODLAND APARTMENTS, L.P.

                                    By:  Essex Apartment Value Fund, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, L.P.,
                                              a Delaware limited partnership,
                                              its general partner

                                              By:  Essex VFGP, Inc.,
                                                   a Delaware corporation,
                                                   its general partner

                                                   By:  /s/ Jordan E. Ritter
                                                      --------------------------
                                                   Its: Senior Vice President

                   JOINDER OF ESSEX APARTMENT VALUE FUND, L.P.

         The undersigned, ESSEX APARTMENT VALUE FUND, L.P., a Delaware limited partnership, hereby joins in this Amendment solely for the purpose of confirming that it shall be jointly and severally liable to Buyer on a primary basis, and not merely as a surety, for any and all obligations of the Sellers pursuant to Sections 3.3, 4.2, 4.7, 5.6 and 5.8 of the Agreement, notwithstanding this Amendment, which obligations (except to the extent survival of the same are limited as to Sellers pursuant to such Sections) and this Joinder shall survive the Closings and the recordation of the Deeds, and shall not be deemed merged into such Deeds or the other documents and instruments delivered at such Closing.

                                    Essex Apartment Value Fund, L.P.,
                                    a Delaware limited partnership,
                                    its general partner

                                    By:  Essex VFGP, L.P.,
                                         a Delaware limited partnership,
                                         its general partner

                                         By:  Essex VFGP, Inc.,
                                              a Delaware corporation,
                                              its general partner

                                              By:  /s/ Jordan E. Ritter
                                                 -------------------------------
                                              Its: Senior Vice President

                     JOINDER OF UNITED DOMINION REALTY TRUST

         The undersigned, United Dominion Realty Trust, Inc., a Maryland corporation, a Delaware limited partnership, hereby joins in this Amendment solely for the purpose of confirming that it shall be jointly and severally liable to Seller on a primary basis, and not merely as a surety, for any and all obligations of the Buyer pursuant to Section 4.5 of the Agreement, notwithstanding this Amendment, which obligations and this Joinder shall survive the Closings and the recordation of the Deeds, and shall not be deemed merged into such Deeds or the other documents and instruments delivered at such Closing.

                                  United Dominion Realty Trust, Inc., a Maryland corporation

                                  By:  /s/ W. Mark Wallis
                                     -------------------------------------------
                                     W. Mark Wallis
                                     Senior Executive Vice President

                                   EXHIBIT "A"

                            EARLY CLOSING PROPERTIES

--------------------------------------------------------------------------------
                   OWNER                                  PROPERTY NAME*
--------------------------------------------------------------------------------
Essex Andover Park Apartments, L.P.,                       Andover Park
a California limited partnership
--------------------------------------------------------------------------------
Essex The Crest, L.P., a California limited         The Crest at Phillips Ranch*
partnership
--------------------------------------------------------------------------------
Essex Woodland Apartments, L.P., a                      Foxborough (Woodlands)
California limited partnership
--------------------------------------------------------------------------------
Essex Hunt Club Apartments, L.P., a                          Hunt Club
California limited partnership
--------------------------------------------------------------------------------
Essex Huntington Beach Apartments, L.P., a               Huntington Villas
California limited partnership
--------------------------------------------------------------------------------
Essex Rosebeach Apartments, L.P., a                          Rosebeach
California limited partnership
--------------------------------------------------------------------------------
Essex El Encanto Apartments, L.P., a                  Vista Del Rey (El Encanto)
California limited partnership
--------------------------------------------------------------------------------



------------
*This Property is encumbered by an Assumed Loan.